UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
CURRENT REPORT
FORM 8-K
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
Date of Report (Date of Earliest Event Reported): February 20, 2007
Auriga Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26013 (Commission File Number)	84-1334687 (IRS Employer Identification No.)
2029 Century Park East, Suite 1130
Los Angeles, California 90067
(Address of principal executive offices (zip code))
678-282-1600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 7.01 Regulation FD
     Furnished herewith as Exhibit 99.1 is a copy of the slides to be used in connection with a presentation being given by the Registrant at Roth Capital Partners’ 19th Annual OC Conference on February 22, 2007.
Item 8.01 Other Events
     On February 20, 2007, the Registrant issued a press release announcing its total dispensed prescriptions for January 2007. A copy of the Registrant’s press release is attached hereto as Exhibit 99.2 to this Current Report.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits.
99.1	Slides for Presentation at Roth Capital Partners’ 19th Annual OC Conference.

99.2	Press Release of the Registrant dated February 20, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURIGA LABORATORIES, INC.

By:	/s/ Charles R. Bearchell

Charles R. Bearchell
Chief Financial Officer
Dated: February 20, 2007